TAXATION	12 Months Ended
Dec. 31, 2021
TAXATION
TAXATION

Group financial statements continued

Notes to the Group accounts continued

5 Taxation

Accounting policy

The charge for current taxation is based on the results for the year as adjusted for items which are non-assessable or non-deductible. It is calculated using tax rates that have been enacted or substantively enacted as at the balance sheet date.

The Group operates in numerous tax jurisdictions around the world. At any given time, the Group typically is involved in tax audits and other disputes and will have other tax returns potentially subject to audit. Significant issues may take several years to resolve. In estimating the probability and amount of any tax charge, management takes into account the views of internal and external advisers and updates the amount of tax provision where considered appropriate. The ultimate tax liability may differ from the amount provided depending on factors including interpretations of tax law and settlement negotiations.

Deferred tax is recognised in respect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for taxation purposes.

Deferred tax is not recognised: for temporary differences related to investments in subsidiaries and associates where the Group is able to control the timing of the reversal of the temporary difference and it is probable that this will not reverse in the foreseeable future; on the initial recognition of non-deductible goodwill; and on the initial recognition of an asset or liability in a transaction that is not a business combination and that, at the time of the transaction, does not affect the accounting or taxable profit.

Deferred tax assets are recognised to the extent that it is probable that future taxable profits will be available against which they can be used. Deferred tax assets are reviewed at each reporting date taking into account the recoverability of the deferred tax assets, future profitability and any restrictions on use. The Group considers available evidence to assess future profitability over a reasonably foreseeable time period, depending on the circumstances and typically a minimum of five years. Any material unrecognised deferred tax assets are disclosed in Note 5.

Deferred tax is measured on an undiscounted basis, and at the tax rates that have been enacted or substantively enacted as at the balance sheet date that are expected to apply in the periods in which the asset or liability is settled. It is recognised in the income statement except when it relates to items credited or charged directly to other comprehensive income or equity, in which case the deferred tax is also recognised within other comprehensive income or equity respectively.

Deferred tax assets and liabilities are offset when they relate to income taxes levied by the same taxation authority, the Group intends to settle its current tax assets and liabilities on a net basis, offset is permissible according to the relevant jurisdiction’s tax laws and that authority permits the Group to make a single net payment.

5.1 Taxation charge attributable to the Group

	2021	2020	2019
	$ million	$ million	$ million
Current taxation:
UK corporation tax	14	16	27
Overseas tax	126	40	140
Current income tax charge	140	56	167
Adjustments in respect of prior periods	(33)	(191)	(11)
Total current taxation	107	(135)	156
Deferred taxation:
Origination and reversal of temporary differences	(35)	(49)	(9)
Changes in tax rates	(14)	(12)	3
Adjustments to estimated amounts arising in prior periods	4	(6)	(7)
Total deferred taxation	(45)	(67)	(13)
Total taxation as per the income statement	62	(202)	143
Taxation in other comprehensive income	27	–	(2)
Taxation in equity	1	4	(1)
Taxation charge/(credit) attributable to the Group	90	(198)	140

The 2021 net prior period adjustment of $29m relates principally to provision releases following the resolution of tax audits and uncertain tax matters, and other one-off items. The 2020 net prior period adjustment of $197m is explained predominantly by a $100m current tax credit due to the successful outcome of UK tax litigation, releases of provisions following the conclusion of tax audits and loss carry-backs to prior periods. The 2019 net prior period adjustment of $18m mainly relates to the expiry of statute of limitations and tax accrual to tax return adjustments, partially offset by an increase in certain other tax provisions.

The total taxation charge as per the income statement of $62m includes a $85m net credit (2020: $274m net credit, 2019: $68m net credit) as a consequence of restructuring and rationalisation related costs, acquisitions and disposal related items, amortisation and impairment of acquisition intangibles, and legal and other charges. The 2020 net credit was significantly higher predominantly as a result of refunds and future recoverable amounts recognised following the successful outcome of the UK tax litigation disclosed in the 2020 Annual Report ($142m), and also a one-off carry-back of losses attributable to non-trading costs to prior periods taxable at a higher rate.

Factors affecting future tax charges

The Group operates in numerous tax jurisdictions around the world and is subject to factors that may affect future tax charges including transfer pricing, tax rate changes, tax legislation changes, tax authority interpretation, expiry of statute of limitations, tax litigation, and resolution of tax audits and disputes.

At any given time the Group has unagreed years outstanding in various countries and is involved in tax audits and disputes, some of which may take several years to resolve. Provisions are based on best estimates and management’s judgements concerning the likely ultimate outcome of any audit or dispute. Management considers the specific circumstances of each tax position and takes external advice, where appropriate, to assess the range of potential outcomes and estimate additional tax that may be due. Total tax liabilities include $152m (2020: $162m) in relation to uncertain tax positions which relate to multiple issues across the jurisdictions in which the Group operates. Other payables includes $14m (2020: $15m) of other interest on these provisions. There are $106m (2020: $95m) of tax receivables relating to payments on account and repayments due in a number of jurisdictions, principally relating to the US.

The Group believes that it has made adequate provision in respect of additional tax liabilities that may arise from unagreed years, tax audits and disputes, the majority of which relate to transfer pricing matters, as would be expected for a Group operating internationally. However, the actual liability for any particular issue may be higher or lower than the amount provided, resulting in a negative or positive effect on the tax charge in any given year. A reduction in the tax charge may also arise for other reasons such as an expiry of the relevant statute of limitations. Depending on the final outcome of tax audits which are currently in progress, statute of limitations expiry or other tax audits that may be commenced before that time and other factors, an impact on the tax charge could arise. While such an impact can vary from year to year, these releases depend on factors which are uncertain, both as to outcome and timing. However, at the current time, we believe the possibility of a material impact on the tax charge for 2022 is unlikely.

EU state aid

We did not make a provision in prior years for a future effect on our tax charge as a result of the European Commission (EC) decision that certain aspects of the UK CFC financing exemption rules between 2013 and 2018 constituted illegal State Aid, as we neither considered that it was more likely than not that any liability would arise, nor that any such liability could be quantified with sufficient accuracy, in order to recognise any provision in respect of this matter. We did disclose a maximum potential liability of $155m.

At the EC’s request, HM Revenue and Customs (HMRC) requested from potentially affected companies certain information and facts in order to review whether there may be a potential liability, were the EC’s position to be upheld, to which we fully responded in 2020. On 29 June 2021, we received letters from HMRC confirming that, by reference to our facts and circumstances, they do not consider us to be beneficiaries of State Aid with regard to the EC’s State Aid recovery proceedings. The letters also confirm that the EC has indicated that they agree with HMRC’s conclusion. As a result of the letters received from HMRC, it is no longer required to consider any impact of this matter on the past or future tax charge.

OECD BEPS 2.0 - Pillar Two

On 20 December 2021, the OECD released a framework for Pillar Two Model Rules which will introduce a global minimum corporate tax rate of 15% applicable to multinational enterprise (MNEs) groups with global revenue over €750m. All participating OECD members are required to incorporate these rules into national legislation to be effective from 1 January 2023. While substantial work remains to be completed by the OECD and national governments on the detail of these rules, this is likely to result in an increase in our Group tax rate from 2023 onwards.

The Group does not meet the threshold for application of the Pillar One transfer pricing rules.

Group financial statements continued

Notes to the Group accounts continued

5 Taxation continued

The UK standard rate of corporation tax for 2021 is 19.0% (2020: 19.0%, 2019: 19.0%). Overseas taxation is calculated at the rates prevailing in the respective jurisdictions. The table below reconciles the expected tax charge at the UK statutory rate with the actual tax charge.

The UK Finance Act 2021 enacted an increase in the UK corporation tax main rate from 19% to 25% from 1 April 2023. The impact of this rate change is reflected in the calculation of the taxation charge and tax in other comprehensive income, and in the tax reconciliation and movement in deferred taxation below.

	2021	2020	2019
	$ million	$ million	$ million
Profit before taxation	586	246	743
Expected taxation at UK statutory rate of 19.0% (2020: 19.0%, 2019: 19%)	111	47	141
Differences in overseas taxation rates	(17)	(37)	5
Innovation reliefs	(12)	(9)	(8)
Tax losses and other deferred tax assets not recognised	7	15	–
Recognition of previously unrecognised tax losses	(2)	(45)	(2)
Expenses not deductible for tax purposes[1]	22	29	18
Change in tax rates[2]	(14)	(12)	3
Withholding tax on unremitted earnings	(4)	7	4
Adjustments in respect of prior years[3]	(29)	(197)	(18)
Total taxation charge/(credit) as per the income statement	62	(202)	143

1	In 2021 this includes a $17m impact of non-taxable accounting gains recognised on UK-owned investments.
2	In 2021 the tax rate changes relate to an increase in deferred tax resulting from the increase in the UK corporation tax rate due to come into effect on 1 April 2023. The net impact to deferred tax assets and liabilities is $6m which comprises $14m in the income statement as shown in the table above and $8m in other comprehensive income as shown in the table below.
3	The adjustments in respect of prior years are explained on page 161.

5.2 Deferred taxation

Movements in the main components of deferred tax assets and liabilities were as follows:

					Inventory,
	Accelerated		Retirement	Losses	provisions
	tax		benefit	and other	and other
	depreciation	Intangibles	obligations	tax attributes	differences	Total
	$ million	$ million	$ million	$ million	$ million	$ million
At 31 December 2019	(37)	(221)	7	46	188	(17)
Exchange adjustment	–	–	2	–	8	10
Movement in income statement – current year	(23)	20	–	51	1	49
Movement in income statement – prior years	(3)	3	–	3	3	6
Movement in other comprehensive income	–	–	(4)	–	2	(2)
Movement in equity	–	–	–	–	(4)	(4)
Changes in tax rate	2	6	–	–	4	12
Acquisitions	–	(17)	–	23	1	7
At 31 December 2020	(61)	(209)	5	123	203	61
Exchange adjustment	–	–	(1)	–	(7)	(8)
Movement in income statement – current year	16	24	1	4	(10)	35
Movement in income statement – prior years	(2)	10	–	(10)	(2)	(4)
Movement in other comprehensive income	–	–	(15)	–	(5)	(20)
Movement in equity	–	–	–	–	(1)	(1)
Changes in tax rate	–	(2)	(8)	10	6	6
Acquisitions	2	(22)	–	3	5	(12)
At 31 December 2021	(45)	(199)	(18)	130	189	57

Represented by:

	2021	2020
	$ million	$ million
Deferred tax assets	201	202
Deferred tax liabilities	(144)	(141)
Net position at 31 December	57	61

The deferred tax asset of $189m (2020: $203m) relating to inventory, provisions and other differences comprises deferred tax relating to inventory of $116m (2020: $131m), provisions and other short-term temporary differences of $65m (2020: $61m) and bad debt provisions of $8m (2020: $11m).

The Group has gross unused trading and non-trading tax losses of $841m (2020: $725m), gross unused research and development tax credits of $21m (2020: $46m) and gross unused capital losses of $108m (2020: $109m), available for offset against future profits. None of these amounts are due to expire within 5 years from the balance sheet date.

A deferred tax asset of $130m (2020: $123m) has been recognised in respect of $508m (2020: $416m) of the trading and non-trading tax losses and $21m (2020: $35m) of research and development tax credits. No deferred tax asset has been recognised on the remaining unused tax losses as it is not probable that future taxable profits will be available against which they can be utilised.

Deferred tax assets are reviewed at each reporting date. In considering their recoverability, the Group assesses the likelihood of their being recovered within a reasonably foreseeable timeframe, being typically a minimum of five years, taking into account the future expected profit profile and business model of each relevant company or country, and any potential legislative restrictions on use. Short-term timing differences are generally recognised ahead of losses and other tax attributes as being likely to reverse more quickly.